RBC FUNDS TRUST

RBC BlueBay Impact Bond Fund

(the “Fund”)

Supplement dated October 16, 2026 to the Prospectus and Statement of Additional Information (“SAI”) for Class Y Shares of the Fund each dated January 28, 2026, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees of RBC Funds Trust (the “Trust”) has approved the termination and deregistration of Class Y shares of the Fund. Effective immediately, the Trust will cease offering Class Y shares of the Fund and Class Y shares of the Fund are terminated.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE